INVESTOR PRESENTATION 2005

NasdaqSC:  MWAV

THE NEW WAVE IN GLOBAL SOURCING

 AND VIRTUAL DISTRIBUTION

SAFE HARBOR PRECEDENT STATEMENT

The presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements by their nature involve substantial risks and uncertainties as described by M-Wave's periodic filings. Actual results may differ materially depending on a variety of factors, including the following: the achievement of M-Wave's projected operating results, the achievement of efficient volume production and related sales revenue, and the ability of M-Wave to identify and successfully pursue other business opportunities.  Additional information with respect to the risks and uncertainties faced by M-Wave may be found in, and the prior discussion is qualified in its entirety by, the Risk Factors contained in the company's filings with the Securities and Exchange Commission including M-Wave's Report on Form 10-KSB for the year ended December 31, 2004, Forms 10-QSB, and other SEC filings.

THE NEW WAVE IN GLOBAL SOURCING

AND VIRTUAL DISTRIBUTION

• Printed Circuit Boards

• Custom Electronic Components

VALUE ADDED SERVICES:  ANNUAL FORECAST PROGRAMS –

REPLENISHMENT/ STOCKING AGREEMENTS – WAREHOUSING LOCATED

ON CUSTOMER PREMISES - CUSTOM PRODUCTS NICHE

……with the February acquisition of

M-Wave DBS enters the fast-growing………..

DIRECT BROADCASTING SATELLITE INSTALL MARKET

Custom & engineered component market growing > 30% annually

The TEAM

§    JIM MAYER, CEO – 32 years of business background; engineered turnaround and co-architect of new business model.

§    JOE TUREK, COO - founder, graduate engineer with 30 years of electronic experience in electronics manufacturing and distribution and a co-architect of the new business model.

§    JEFF FIGLEWICZ CORPORATE CONTROLLER – 16 years of progressive experience in manufacturing, SEC and corporate accounting.

§     BOB DUKE, EMG DIV. PRES. – 30 years of varied sales and operational experience in circuit boards, electronic component distribution & mfg. rep duties.

§    JASON COHEN, DBS DIV. PRES. – 14 years experience in Satellite installation component & processes – a founder of Jayco, and leading industry resource since beginning of DBS industry.

§    Experienced and active BOARD OF DIRECTORS with segregation of duties including: Non-executive chairman, audit and compensation committees – average biz experience of directors > 25 years.

AT 12-31-04

      Our key indicators were significantly better for yearend [current est.]:

Ø  Cash approximately $1M [$500K]; Term debt $0 [$1.55M]

Ø   Debt to Equity = .94 [1.5]

Ø   Cash to Equity = .43 [.20]

Ø   Current Ratio = 1.61 [2.1]

Ø   Working Capital = $1.75M

Ø   Working Capital as % of Sales = 9.5% (<20% considered good)

Ø   DSO’s = 43 [60]

Ø   DPO’s = 28 [23]

M-WAVE - Comparative Snapshot

Actual 2004

•   $17.4 MILLION IN REVENUE

•   ($335K) IN NET EARNINGS

Projected 2005

•   $29-31 MILLION IN FORECASTED REVENUE

•   $90-150K IN FORECASTED EARNINGS

Investor Basics

§   Listed on NASDAQ since 1992

• Symbol “MWAV”

• NASDAQ National Market until 2000

• NASDAQ SmallCap Market to date

§            More than 600 shareholders of record currently estimated

§            52 week range: $.85 to $2.78

§            Closing prices have ranged $.93 to $1.39 during May 2005.

§            A clean unblemished record compliance record including with regulatory agencies.

WHERE WE GO FROM HERE . . .

M-Wave will………

•           Continue to build upon its core competency

•           EMG provides its targeted customers with quality engineered custom electronic products from Asia at best price; DBS offers mid-priced components sourced from Asia & extends use of supply chain solutions to most credit-worthy customers.

•           Increase both the top and bottom line results measurably

•           Deliver increased value to shareholders

•           Grow both organically & inorganically including accretive acquisitions toward a goal of building a $100M revenue base by 2008

THE NEW WAVE IN GLOBAL SOURCING

AND VIRTUAL DISTRIBUTION

• Printed Circuit Boards

• Custom Electronic Components

• Direct Broadcast Satellite

installation components

Using supply chain solutions that build relationships